NEW ENGLAND FUNDS - BOND FUNDS

Class Y Shares of:

New England Government Securities Fund
New England Limited Term U.S. Government Fund
New England Adjustable Rate U.S. Government Fund
New England Strategic Income Fund
New England Bond Income Fund

May 1, 1995
as Revised October 2, 1995

New England Government Securities Fund, New England Strategic Income Fund, New England Bond Income Fund, series of New England Funds Trust I, and New England Limited Term U.S. Government Fund and New England Adjustable Rate U.S. Government Fund, series of New England Funds Trust II, are separate mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I and New England Funds Trust II are referred to in this prospectus as the "Trusts."

The Funds offer Class Y shares (for qualified institutional investors). New England Limited Term U.S. Government, New England Strategic Income Fund and New England Bond Income Fund offer Class A, B and C shares (for other investors). New England Government Securities Fund and New England Adjustable Rate U. S. Government Fund offer Class B and C shares (for other investors). This prospectus sets forth information investors should know before investing in Class Y shares. Please read it carefully and keep it for future reference. A Statement of Additional Information in two parts (the "Statement") about the Funds dated May 1, 1995 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116 or call toll free at 1-800-225-7670. The Statement contains more detailed information about the Funds and is incorporated into this prospectus by reference. Class A, B and C shares are described in a separate prospectus.

New England Strategic Income Fund may invest up to all of its assets in lower rated bonds commonly known as junk bonds. This type of investment is subject to greater risk than higher rated bonds with respect to principal and interest payments, including the risk of default. Investors should assess carefully the risks associated with investment in this fund. See "Investment Risks-- Lower Rated Fixed-Income Securities."

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS


                                                       Page
     Schedule of Fees                                    3

     Financial Highlights                                4

     Investment Objectives                               9

     How the Funds Pursue Their Objectives               9

     Fund Investments                                    9

     Investment Risks                                   12

     Fund Management                                    16

     Minimum Investment                                 18

     Ways to Buy Fund Shares                            18

     Exchanging Among New England Funds                 19

     Ways to Sell Fund Shares                           19

     Determination of Net Asset Value                   20

     Dividends                                          20

     Federal Income Taxes                               21

     Performance Criteria                               21

     Additional Facts About the Funds                   22

     Appendix A                                         25

FUND EXPENSE AND FINANCIAL INFORMATION

Schedule of Fees
Expenses are one of several factors to consider when you invest in the Funds. The following table summarizes your maximum transaction costs from investing in the Funds and estimated annual expenses for the Funds' Class Y shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Y shares of the Funds for the periods specified.

Shareholder transaction expenses
                                   New England Government Securities Fund
                                        New England Limited Term U.S.
                                               Government Fund
                                      New England Adjustable Rate U.S.
                                               Government Fund
                                      New England Strategic Income Fund
                                        New England Bond Income Fund
                                    -------------------------------------
Maximum Initial Sales Charge                        None
Imposed on a Purchase
   (as a percentage of offering
price)
Maximum Contingent Deferred Sales                   None
Charge
   (as a percentage of original
purchase price or
     redemption proceeds, as
applicable)
Deferred Sales Charge                               None
Redemption Fees                                     None
Exchange Fees                                       None

Annual operating expenses +
   (as a percentage of net assets)
                   New         New         New         New          New
                 England     England     England     England      England
                Government   Limited    Adjustable  Strategic      Bond
                Securities  Term U.S.   Rate U.S.     Income      Income
                   Fund     Government  Government     Fund        Fund
                               Fund        Fund
                 --------    --------    --------    --------    --------
Management        0.65%       0.63%       0.25%*     0.00%**       0.45%
    Fees

12b-1 Fees         None        None        None        None        None

Administrative     None        None       0.09%*       None        None
    Services
    Fees

Other Expenses    0.28%       0.20%       0.11%       1.00%        0.38%

Total Expenses    0.93%       0.83%       0.45%*     1.00%**       0.83%

* After fee waiver and expense reduction by the Fund's adviser and/or Distributor. Without the expense limitations, New England Adjustable Rate U.S. Government Fund's Management Fees, Administrative Services Fees and Total Fund Operating Expenses would be 0.38%, 0.14% and 0.63%, respectively.

**     After fee waiver and expense reduction by the Fund's adviser and subadviser. Without the voluntary limitations, Management Fees and estimated Total Expenses would be 0.65% and 1.65%, respectively.

+ The percentages shown for Management Fees, Administrative Service Fees
  (in the case of New England Adjustable Rate U.S. Government Fund) and Other Expenses are annualized amounts based in the Distributor's estimates of the average combined net assets of the Class A, B, C and Y shares of each Fund for the Class Y shares' first fiscal year.

Example
A $1,000 investment would incur the following dollar amount of transaction costs and operating expenses assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                  New          New         New         New          New
                England      England     England     England      England
               Government    Limited   Adjustable   Strategic      Bond
               Securities   Term U.S.   Rate U.S.    Income       Income
                  Fund     Government  Government     Fund         Fund
                              Fund        Fund
                --------    --------    --------    --------     --------
       1 year     $  9        $  8         $ 5        $ 10         $  8
      3 years     $ 30        $ 26         $14        $ 32         $ 26
      5 years     $ 51        $ 46         $25        $ 55         $ 46
     10 years     $114        $103         $57        $122         $103


The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds.

For information about the expenses of the Funds' Class A, B and C shares, which differ from the expenses of the Class Y shares, see "Additional Facts About the Funds." To obtain more information about Class A, B and C shares, please call the Distributor toll-free at 1-800-225-5478.

For additional information about the Funds' fees and other expenses, please see "Fund Management," "Additional Facts about the Funds" and "The Funds' Expenses."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to receive redemption proceeds by wire.

Please keep in mind that the Example shown above is hypothetical. The information above should not be considered a representation of past or future return or expenses; actual return or expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS
(For a Class Y share of New England Limited Term U.S. Government Fund and New England Government Securities Fund outstanding throughout the indicated period. In the case of New England Adjustable Rate U.S. Government Fund and New England Bond Income Fund, which had no Class Y shares outstanding during 1994, financial highlights are presented for a Class A and Class B share of each Fund outstanding throughout the indicated period.)

The Financial Highlights presented on pages 5 through 8 have been included in financial statements for the Funds. The financial Statements for the New England Government Securities Fund and New England Bond Income Fund for periods through December 31, 1994 have been examined by Price Waterhouse LLP, independent accountants, and the financial statements for the New England Limited Term U.S. Government Fund and New England Adjustable Rate U.S. Government Fund for periods through December 31, 1994 have been examined by Coopers & Lybrand LLP, independent accountants. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in the Statement.

New England Government Securities Fund


                                      Class Y
                                      shares
                                    -----------
                                   March 31,(a)
                                      through
                                   December 31,
                                       1994
                                   ------------
Net asset value, beginning of          11.20
period

Income from investment operations

Net investment income                  0.54

Net gains or losses on
investments                           (0.77)
   (both realized and unrealized)

Total income from investment
   operations                         (0.23)

Less distributions

Distributions
   (from net investment income)       (0.53)

Total distributions                   (0.53)

Net asset value, end of period        $10.44

Total return (%)                     (2.0) (c)

Ratios/Supplemental data

Net assets, end of period (000)        4,104

Ratio of operating expenses to
   average net assets (%)            0.93 (b)

Ratio of net investment income to
   average net assets (%)            7.25 (b)

Portfolio turnover rate (%)             809


(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.

New England Limited Term U.S. Government Fund


                                   Class Y shares
                                   -------------
                                   March 31, (a)
                                      through
                                    December 31,
                                        1994
                                   -------------
Net asset value, beginning of          $12.11
period

Income from investment operations

Net investment income                   0.71

Net gains or losses on investments
   (both realized and unrealized)      (0.74)

Total income from investment
   operations                          (0.03)

Less distributions

Distributions
   (from net investment income)        (0.57)

Total distributions                    (0.57)

Net asset value, end of period         $11.51

Total return (%) (c)                   (0.80)

Ratios/Supplemental data

Net assets, end of period (000)        $1,822

Ratio of operating expenses to
   average net assets (%)             0.83 (b)

Ratio of net investment income to
   average net assets (%)             7.15 (b)

Portfolio turnover rate (%)           244 (b)


(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.

New England Adjustable Rate U.S. Government Fund


                                    Class A                        Class B
                    --------------------------------------    -----------------

                     Oct.                                      Sept.      Year
                    18, (a)                                   13, (a)    Ended
                    through      Year Ended December 31,      through     Dec.
                     Dec.                                      Dec.       31,
                      31,                                       31,
                    ------     ---------------------------    -------   ------
                     1991        1992     1993      1994       1993       1994
                    -------    -------- --------   -------    -------    ------
Net asset value,      $7.50       $7.50     $7.46     $7.45     $7.52     $7.45
beginning of period

Income from
investment operations
Net investment         0.09        0.42      0.33      0.37      0.08      0.29
income
Net gains or losses
on investments
(both realized and     0.00      (0.06)    (0.03)    (0.31)    (0.08)    (0.29)
unrealized)

Total income from
investment             0.09        0.36      0.30      0.06      0.00      0.00
operations

Less distributions
Distributions (from
net investment       (0.09)      (0.40)    (0.31)    (0.31)    (0.07)    (0.25)
income)

Total distributions  (0.09)      (0.40)    (0.31)    (0.31)    (0.07)    (0.25)

Net asset value,      $7.50       $7.46     $7.45     $7.20     $7.45     $7.20
end of period

Total return (%)        1.2         4.9       4.0       0.8       0.0      0.10
(d)

Ratios/Supplemental
data
Net assets, end of  $60,684    $294,687  $734,251  $489,637      $855    $2,056
period (000)

Ratio of operating  0.50(c)        0.57      0.60      0.60   1.35(c)      1.35
expenses to average
net assets (%) (b)

Ratio of net        6.43(c)        5.39      4.39      4.85   3.50(c)       4.1
investment income
to average net
assets (%)

Portfolio turnover    52(c)          49        54        17     54(e)        17
rate (%)


(a) The Fund commenced operations on October 18, 1991. Class B shares were first offered on September 13, 1993.
(b) From October 19, 1991 through March 20, 1992 expenses were voluntarily limited to 0.50% of average daily net assets. Commencing April 1, 1992 expenses were voluntarily limited to 0.60% of Class A average daily net assets, and, effective September 13, 1993, 1.35% of Class B average daily net assets. The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.26% (annualized), 0.96%, 0.86% and 0.88% for Class A shares for the period ended December 31, 1991 and the years ended December 31, 1992, 1993 and 1994, respectively, and 1.61% (annualized) and 1.63% for Class B shares for the period September 13, 1993 through December 31, 1993 and the year ended December 31, 1994, respectively.
(c)  Computed on an annualized basis.
(d) A sales charge of 1.00% (maximum) in the case of Class A shares and a contingent deferred sales charges in the case of Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(e) Represents portfolio turnover rate for the Fund as a whole for the entire fiscal year.

New England Bond Income Fund
                                                   Class A                                                              Class B
      --------------------------------------------------------------------                                         -------------
                          July 1,                                                                                  Sept.
                          through                                                                                  13, (a)  Year
      Year Ended June       Dec.                               Year Ended December 31,                             through  Ended
            30,             31,                                                                                    Dec.     Dec.
                                                                                                                   31,      31,
      ---------------      -------  -----------------------------------------------------------------------------  ------   ----
      1985       1986       1986       1987     1988     1989     1990     1991      1992      1993      1994      1993     1994
                             (d)
     -------    -------    -------   -------    -------  ------   ------    ------ ------       ------    ------   ------   -----
Net    $9.78     $10.93     $11.45   $11.73     $10.98   $10.89   $11.23    $11.12 $12.14       $12.12    $12.18   $13.06   12.18
asset
value,
begin-
ning of
period

Income from
investment
operations

Net     1.09       0.98       0.49       0.90     0.85     0.91     0.89      0.88      0.85      0.77      0.72      0.20  0.63
invest-
ment
income

Net     1.14       0.71       0.26     (0.75)   (0.06)     0.34   (0.10)      1.04      0.01      0.66    (1.23)    (0.30)  (1.23)
gains or
losses
on
invest-
ments
both
realized
and
unrealiz-
ed)

Total   2.23       1.69       0.75       0.15     0.79     1.25     0.79      1.92      0.86      1.43    (0.51)    (0.10)  (0.60)
income
from
invest-
ment
opera-
tions

Less
distribu-
tions

Dis   (1.08)     (1.17)     (0.47)     (0.90)   (0.88)   (0.91)   (0.90)    (0.90)    (0.86)    (0.78)    (0.72)    (0.19)  (0.63)
-tributions
(from
net
invest-
ment
income)

Dis  0.00       0.00       0.00       0.00     0.00     0.00     0.00      0.00    (0.02)    (0.59)      0.00    (0.59)     0.00
-tributions
(from
net
realized
capital
gains)

To  (1.08)     (1.17)     (0.47)     (0.90)   (0.88)   (0.91)   (0.90)    (0.90)    (0.88)    (1.37)    (0.72)    (0.78)    (0.63)
-tal
distribu-
tions

Net  $10.93     $11.45     $11.73     $10.98   $10.89   $11.23   $11.12    $12.14    $12.12    $12.18    $10.95    $12.18   10.95
asset
value,
end of
period

Total   24.2       16.6        6.7        1.4      7.4     11.9      7.5      18.1       7.5      12.1     (4.2)     (0.8)  (4.9)
return
(%) (c)

Ratios/Supplemental data

Net  $37,379    $46,175    $54,210    $60,071  $67,548  $76,662  $85,372  $113,759  $145,184  $179,264  $155,362    $2,661  $9,435
assets,
end of
period
(000)

Ratio   0.85       0.92    1.02(b)       1.31     1.20     1.18     1.18      1.15      1.08      1.04      1.08   1.81(b)  1.83
of operat-
ing
expenses
to
average
net
assets
(%)

Ratio  10.63       8.80    8.29(b)       8.03     7.68     8.27     8.05      7.69      7.08      6.10      6.46   4.79(b)  5.71
of net
invest-
ment
income
to
average
net
assets
(%)

Port    217        242     352(b)        307       88       77      126       218        89       202        77    202(e)   77
-folio
turnover
rate (%)

(a)  Commencement of offering of Class B shares.
(b)  Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Fiscal year end changed in 1986 from June 30 to December 31.
(e) Represents portfolio turnover rate for the Fund as a whole for the entire fiscal year.

INVESTMENT OBJECTIVES

New England Government Securities Fund (the "Government Securities Fund") seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities.

New England Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund"), formerly New England Premium Income Fund, seeks a high current return consistent with preservation of capital.

New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") seeks a high level of current income consistent with low volatility of principal. The Fund intends to pursue its objective by investing only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

New England Strategic Income Fund (the "Strategic Income Fund") seeks high current income with a secondary objective of capital growth.

New England Bond Income Fund (the "Bond Income Fund") seeks a high level of current income consistent with what the Fund considers reasonable risk.
The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

Each Fund is a "diversified" mutual fund.

There can be no assurance that the Funds will achieve their investment objectives.

HOW THE FUNDS PURSUE THEIR OBJECTIVES

Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed portfolio consisting of securities appropriate to the Fund's investment objective and policies, as described below. There can be no assurance that any Fund will achieve its objective.

Except for matters that are explicitly identified as "fundamental" in this prospectus or the Statement, the investment policies of each Fund may be changed without shareholder approval or prior notice. The investment objectives of the Bond Income and Government Securities Funds are fundamental. The investment objectives of the Adjustable Rate Fund and the Strategic Income Fund are not fundamental. The investment objectives of the Limited Term U.S. Government Fund are not fundamental but, as a matter of policy, the trustees would not change those objectives without shareholder approval. If there is a change in the investment objective of the Strategic Income, Adjustable Rate or Limited Term U.S. Government Funds, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

FUND INVESTMENTS

[]     Government Securities Fund
The Government Securities Fund expects that under normal market conditions it will invest 100% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities that are backed by the full faith and credit of the U.S. Government. These securities include, for example, U.S. Treasury bills, bonds and notes, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") and Federal Housing Administration debentures.

The Fund may invest in securities of any maturity and in zero coupon securities. In addition to investing directly in U.S. Government
Securities, the Fund may purchase "stripped" securities.

The Government Securities Fund may also purchase and sell interest rate futures contracts on U.S. Government Securities and may write and purchase related options and options on U.S. Government Securities for hedging purposes. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, but this result cannot be assured.

It is a fundamental policy of the Fund that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities.

[]     Limited Term U.S. Government Fund
The Fund will seek to achieve its objective by investing in U.S. Government Securities, which term as used in this prospectus includes all securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities. Under normal market conditions, 65% or more of the Fund's total assets will be invested in U.S. Government Securities (including zero coupons bonds) and collateralized mortgage obligations ("CMOs") issued by instrumentalities of the U.S. Government. The Fund may also invest in asset-backed securities rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation (S&P") or unrated by determined by the Fund's adviser to be of comparable quality to securities in those in those rating catergories. The Fund may purchase and sell financial futures contracts and options for hedging purposes. The Fund limits its investments in CMOs to those issued by instrumentalities of the U.S. Government.

The Fund's investment adviser, Back Bay Advisors, L.P. ("Back Bay Advisors") provides a continuous investment program designed to maximize current return while minimizing fluctuations in the value of the Fund's portfolio, thus stabilizing the net asset value of the Fund's shares. Because the market value of fixed-income securities fluctuates in response to changes in interest rates, there is a risk of a decline in the value of the Fund's portfolio (and a corresponding decrease in the value of the Fund's shares) if interest rates increase. To reduce this risk, the Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to seven years. The Fund may hold individual securities with maturities of more than ten years as long as its average maturity remains within this limit.

"Duration" is a commonly used measure of the price responsiveness of a fixed-income security or a portfolio of fixed-income securities to an interest rate change (i.e., the change in price one can expect from a given change in yield). Many investors and investment analysts consider duration to be a more useful measure of price sensitivity than "maturity." A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and calculating the dollar-weighted average time until these payments will be received. The Fund will seek to maintain an average portfolio duration of four years or less. The Fund's portfolio may include fixed-income securities with durations of more than four years, so long as the Fund seeks to maintain an average portfolio duration of four years or less.

The values of securities having shorter durations generally fluctuate less than securities with longer durations. A portfolio with an average duration of four years or less should provide investors with a reduced risk of loss due to rising interest rates. For example, based on yields of 6.90% for a five-year U.S. Treasury security and 7.30% for a 30-year U.S. Treasury security, a 1% increase in interest rates would be expected to result in approximately a 4.30% reduction in the value of the five-year security (duration 4.3) as compared to approximately a 12.40% reduction in the value of the 30-year security (duration 12.4). Conversely, a 1% decrease in interest rates would be expected to result in similar increases in value. These expectations represent Back Bay Advisors' estimate of portfolio volatility based upon historic data collected under a wide variety of market conditions, but there is no assurance that actual volatility will be consistent with such expectations.

The Fund may lend portfolio securities amounting to not more than 25% of its assets to securities dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. Part II of the Statement provides more detail on these transactions.

[]     Adjustable Rate Fund
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing interests in mortgages (collectively, "mortgage securities"), which have interest rates that are reset at periodic intervals and which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund also may invest in CMOs issued by instrumentalities of the U.S. Government but will not invest in privately issued CMOs. Other securities purchased by the Fund will be limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities but will not include any stripped securities (such as interest only or principal only obligations) or zero coupon obligations. As described in Part II of the Statement, the Fund also intends to limit its investments to those that would be permissible investments for federal credit unions and national banks. When maintaining a temporary defensive position, the Fund may invest its assets, without limit, in U.S. Government securities of any type.

[]     Strategic Income Fund
The Fund seeks to achieve its investment objectives by investing at least 65% of its total assets in debt instruments. The Fund may invest in debt instruments issued by corporations based in the United States or abroad and debt instruments that are convertible into equity securities. The Fund may also invest in U.S. Government Securities and in securities issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities, ("Foreign Government Securities") and securities issued by supranational agencies. The Fund may invest in debt instruments in any rating category including debt instruments rated in the lowest rating category (C by Moody's and D by S&P) and in instruments that are unrated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information about the risks of investing in high yield, high risk securities and securities of foreign issuers, see "Investment Risks -- Lower Rated Fixed-Income Securities" and "Foreign Securities."

Under normal market conditions, the Fund will invest in debt instruments of both domestic and foreign issuers and in corporate as well as government issues. At any time, however, the Fund may invest up to 100% of its assets in debt instruments of U.S. issuers, in debt instruments of foreign issuers, in corporate debt instruments or in government securities. The Fund may invest up to a total of 35% of its total assets in preferred stocks, dividend-paying common stocks and shares of closed-end investment companies (which shares will not exceed 10% of the Fund's total assets).

The proportion of Fund assets invested in corporate bonds, government bonds, preferred or common stock will vary over time based on changing market conditions. When Loomis Sayles believes that a particular market presents more opportunity than other markets, it may increase the proportion of the Fund's assets invested in that market.

The Fund may invest in Rule 144A securities. For hedging purposes, the Fund may also purchase and sell options and futures and engage in foreign currency transactions. The Fund may also invest in mortgage-backed securities, zero coupon bonds, stripped securities and pay-in-kind securities.

[]     Bond Income Fund
The Fund invests primarily in corporate and U.S.   Government bonds.  At
least 80% of its total assets will be invested in bonds carrying investment grade ratings from one of the recognized rating services. The Fund may also purchase non-rated or lower-rated bonds. Bonds rated BBB or Baa (the lowest ratings that are considered investment grade) may have speculative characteristics and unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of these bonds to make principal and interest payments than is the case with higher grade bonds. If an investment rated BBB or Baa is down-graded by a major rating agency, Back Bay Advisors will consider whether the investment remains appropriate for the Fund. The Fund may invest in securities of any maturity and in zero coupon securities. The Fund may also invest in CMOs. The Fund will normally maintain an average dollar-weighted maturity of its portfolio of less than ten years. Formerly, it normally maintained an average maturity of between five and fifteen years.

The Fund may invest in foreign securities but will do so only when Back Bay Advisors believes the associated risks are minimal.

[]     U.S. and Foreign Government Securities
Different types of U.S. and Foreign Government Securities have different kinds of government support. U.S. Government Securities include securities backed by the full faith and credit of the U.S. Government, as well as many other securities that are not full faith and credit obligations. For example, obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Home Loan Mortgage Corporation (the "FHLMC") and the Federal National Mortgage Association (the "FNMA") are supported only by the credit of those corporations. Similarly, obligations of foreign governmental entities include obligations issued or guaranteed by governments with taxing power or by their agencies. Some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision (such as a province of Canada) and some are not. For example, Foreign Government Securities include securities issued by corporations which have been charged with a public purpose and a majority of whose outstanding equity securities are owned by a foreign government or government agency. Such securities may be supported only by the credit of the issuing corporation and not by that of the government or agency.

In addition to investing directly in U.S. and Foreign Government Securities, the Government Securities and Strategic Income Funds may purchase "stripped" securities evidencing undivided ownership interests in interest payments or principal payments, or both, on U.S. and Foreign Government Securities. These investments may be more volatile than other types of U.S. or Foreign Government Securities.

[]     Foreign Currency Exchange Transactions
The Funds that may invest in securities denominated in foreign currencies or traded in foreign markets may engage in related foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future portfolio holdings are denominated or quoted.

Foreign currency transactions involve costs and may result in losses.  See
Part II of the Statement for more information.

[]     Additional Information
Each Fund may purchase securities for its portfolio on a "when-issued" basis. This means that the Fund will enter into the commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered.

The Funds, consistent with their investment objectives, attempt to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic market conditions and trends. The Government Securities Fund also invests to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market for U.S. Government Securities. These policies may result in higher turnover rates in the Fund's portfolios which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any Fund's adviser's or subadviser's investment discretion in managing the Fund's assets.

Although it is not possible to predict the portfolio turnover rate with certainty, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's subadviser expects the Strategic Income Fund's portfolio turnover rate will usually not exceed an annual rate of 150%. A turnover rate in excess of 100% may be considered high.

Each Fund may enter into repurchase agreements, under which a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

INVESTMENT RISKS

[]     Fixed-Income Securities (All Funds)
The Funds invest principally in fixed-income securities.   Because interest
rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of your shares will vary as a result of changes in the value of the bonds and other securities in a Fund's portfolio.

Fixed-income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. Generally, rising interest rates correlate with falling share values. Credit risk relates to the ability of the issuer to make payments of principal and interest. In the case of tax exempt bonds, the issuer may make these payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of tax exempt bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. Government Securities do not involve the credit risks associated with other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities.

[]     Lower Rated Fixed-Income Securities (Strategic Income Fund and Bond
  Income Fund)
Lower rated fixed-income securities and corporate fixed-income securities generally provide higher yields than U.S. Government and many Foreign Government Securities, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Securities of below investment grade quality are commonly known as "junk bonds." Achievement of the investment objective of a fund investing in lower rated fixed-income securities may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. The market for lower rated fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. During the fiscal year ended December 31, 1994, 15% of the average month-end net assets of the Bond Income Fund was invested in fixed-income securities rated in the rating category just below investment grade (BB/Ba).

[]     Foreign Securities (Strategic Income Fund and Bond Income Fund)
Foreign Government Securities and foreign corporate securities present risks not associated with investments in U.S. Government or corporate securities.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Strategic Income Fund and the Bond Income Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees in some circumstances may be higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. A Fund may have limited legal recourse should a foreign government be unwilling or unable to repay the principal or interest owed.

The Strategic Income Fund will invest all or any portion of its assets in the securities of emerging markets. Investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments as discussed above) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

In determining whether to invest in securities of foreign issuers, the adviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

[]     Mortgage-Related Securities (All Funds)
Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

[]     Asset-Backed Securities (Limited Term U.S. Government Fund)
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, assets such as automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations.
In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

[]     Collateralized Mortgage Obligations (All Funds)
A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

[]     "Stripped" Securities (Government Securities Fund and Strategic
  Income Fund)
Stripped securities are usually structured with two classes that receive different proportions of the interest and principal distribution on a pool of U.S. or Foreign Government Securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies, are backed by fixed-mortgages and are determined by the Board of Trustees to be liquid.
The Fund intends to abide by the staff's position.   Stripped securities
may be considered derivative securities.

[]     Zero Coupon Securities (All Funds except Adjustable Rate Fund); Pay-
  In-Kind Securities (Strategic Income Fund)
Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. The prices of pay-in-kind or zero coupon securities may react more strongly to changes in interest rates than the prices of many other securities. The Funds are required to accrue and distribute income from pay-in-kind and zero coupon securities on a current basis, even though the Funds may not receive the income currently in cash. Thus a Fund may have to sell other investments to obtain cash needed to make income distributions.

[]     When-Issued Securities (All Funds)
If the value of a "when-issued" security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. Each Fund will maintain liquid high grade assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

[]     Options and Futures (Government Securities, Strategic Income and
  Limited Term U.S. Government Funds)
Except as otherwise noted, the following discussion applies to the Government Securities Fund, the Strategic Income Fund and the Limited Term U.S. Government Fund. The Government Securities, the Strategic Income and the Limited Term U.S. Government Funds may engage in a variety of transactions involving the use of options and futures with respect to U.S. or Foreign Government Securities for purposes of hedging against changes in interest rates. There is no assurance that these hedging strategies will be effective. Futures are subject to potentially unlimited loss. Expenses and losses resulting from hedging strategies will reduce the Funds' current returns.

No Fund will engage in options and futures transactions for leverage. No Fund will purchase or sell futures contracts or related options if as a result the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets.

As described in Part II of the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. The staff of the SEC takes the position that over-the-counter options and assets used to cover such options written by a Fund are "illiquid" except in certain limited circumstances.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Strategic Income Fund in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above.

For further information, see "Options and Futures" in Part II of the Statement.

[]   Rule 144A Securities (Strategic Income Fund)

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Fund's subadviser has determined, under guidelines established by the trustees of New England Funds Trust I, that the particular issue of Rule 144A securities is liquid. Investment in illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time.

FUND MANAGEMENT

New England Funds Management, L.P. ("NEFM"), 399 Boylston Street, Boston, Massachusetts 02116, a newly organized investment adviser, is the investment adviser of the Strategic Income Fund and has entered into subadvisory arrangements for this Fund with Loomis Sayles. Founded in 1926, Loomis Sayles, One Financial Center, Boston, Massachusetts 02116 is one of the country's oldest and largest investment counsel firms. Daniel Fuss, Managing Partner, Executive Vice President and Director of Loomis Sayles and Vice President of New England Funds Trust I, has served as the Strategic Income Fund's portfolio manager since the Fund's inception in May 1995. Mr. Fuss joined Loomis Sayles in 1976. NEFM oversees, evaluates and monitors the investment advisory services provided to the Fund and furnishes general business management and administration to the Fund. NEFM has not previously served as investment adviser to a mutual fund.

The adviser of all other Funds is Back Bay Advisors, 399 Boylston Street, Boston, Massachusetts 02116. Back Bay Advisors provides discretionary investment management services to mutual funds and other institutional investors. Principals of Back Bay Advisors began managing mutual funds in 1978 for New England Mutual Life Insurance Company ("The New England"). A successor to a company formed in 1986, Back Bay Advisors now manages 15 mutual fund portfolios and over $6 billion of securities. Eric N. Gutterson, Vice President of Back Bay Advisors and Vice President of each of the Trusts, has served as the portfolio manager of the Government Securities Fund and the Limited Term U.S. Government Fund since April 1994.
J. Scott Nicholson, Senior Vice President of Back Bay Advisors and Vice President of the Trusts, has served as the Adjustable Rate Fund's portfolio manager since the Fund's inception in October 1991. Catherine L. Bunting, Senior Vice President of Back Bay Advisors and Vice President of New England Funds Trust I, has served as the Bond Income Fund's portfolio manager since 1989. Each of the foregoing persons has been employed by Back Bay Advisors for at least five years.

The Strategic Income Fund pays NEFM a management fee at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million. NEFM pays Loomis Sayles for providing subadvisory services to the Fund 0.35% of the first $200 million of the average daily net assets of the Fund and 0.30% of such assets in excess of $200 million.

Under an expense deferral arrangement which NEFM and Loomis Sayles may terminate at any time, NEFM and Loomis Sayles have agreed to waive advisory and subadvisory fees until further notice, subject to the obligation of the Fund to pay NEFM such fees to the extent that, the Fund's expenses fall below the annual rate of 1.15% for Class Y Shares ; provided however in any period, that the Fund is not obligated to pay any fees waived by NEFM and Loomis Sayles more than two years after the end of the fiscal year in which such fee was waived. Any expenses deferred while the voluntary waiver was in place can never be charged to the Fund unless the Fund's expenses fall below the 1.15% limit for Class Y Shares .

In 1994, the Government Securities Fund, the Limited Term U.S. Government Fund and the Bond Income Fund paid Back Bay Advisors for its services as investment adviser 0.65%, 0.63% and 0.45%, respectively, of the Fund's average daily net assets.

The Adjustable Rate Fund pays Back Bay Advisors at the annual rate of 0.40% of the first $200 million of the average daily net asset value of the Fund, 0.375% of the next $300 million of such assets and 0.35% of assets in excess of $500 million. Back Bay Advisors and the Distributor have voluntarily agreed, until further notice to the Adjustable Rate Fund, to reduce the management and administrative services fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Adjustable Rate Fund's expenses to an annual rate of 0.70% of the Fund's average daily net assets for Class A shares, 1.45% for Class B shares and 0.45% for Class Y shares.

If any of the voluntary fee reductions described above are terminated, the prospectus of the Fund affected will be supplemented.

The general partners of each of Back Bay Advisors, Loomis Sayles, NEFM and the Distributor are special purpose organizations that are wholly-owned subsidiaries of NEIC. NEIC's sole general partner, New England Investment Companies, Inc. is a wholly-owned subsidiary of The New England.

In placing portfolio transactions for the Funds, Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, seeks the most favorable price and execution available. Subject to this policy, Back Bay Advisors may consider sales of shares of the Trusts as a factor in the selection of broker dealers.

In addition to selecting and reviewing the investments of the respective Funds, Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, provides executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of the Trust as conducted by Back Bay Advisors or Loomis Sayles in the case of the Strategic Income Fund.

Under agreements between Back Bay Advisors and, in the case of the Strategic Income Fund, NEFM and either the Distributor or New England Securities Corporation ("New England Securities"), an affiliate of the Distributor, Back Bay Advisors or NEFM pays the Distributor or New England Securities to provide certain administrative services to all of the Funds except the Adjustable Rate Fund. The Distributor provides the Adjustable Rate Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services, all under an Administrative Services Agreement with the Fund. Under this agreement, the Fund pays the Distributor a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million (before any voluntary fee waiver). In addition, pursuant to rules of the SEC, the Funds (except the Adjustable Rate Fund) may pay brokerage commissions to New England Securities on purchases and sales of securities for the Funds.

In addition to the management fee paid to Back Bay Advisors, and NEFM in the case of the Strategic Income Fund, and the fees paid to the Distributor, each Fund pays all expenses not borne by the Fund's adviser, subadviser or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of Back Bay Advisors, NEFM or their affiliates, other than affiliated registered investment companies.

All expenses of the Funds are borne by the Class A, Class B, Class C and Class Y shares on a pro rata basis, except for the administrative services fee (which applies only to the Adjustable Rate Fund and is charged at a separate rate to each class), 12b-1 fees (which are borne only by Class A, Class B and Class C are charged separately to those classes) and transfer agency fees and expenses of printing and mailing prospectuses to shareholders are separately allocated to each class.

MINIMUM INVESTMENT

Class Y shares of the Funds may be purchased by endowments and foundations. The minimum initial investment is $1 million for these entities and $100,000 is the minimum for each subsequent investment. Class Y shares may also be purchased by plan sponsors of 401(a), 401(k), 457 or 403(b) plans ("Retirement Plans") that have total investment assets in these plans of at least $10 million. Plan sponsors' investment assets in multiple Retirement Plans can be aggregated for purposes of meeting this minimum. Class Y shares may also be purchased by any separate account of The New England or of any other insurance company affiliated with The New England ("Separate Accounts"). There is no minimum initial or subsequent investment amount for these Retirement Plans or Separate Accounts. Investments in the Funds may also be made by certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the foregoing plans of amounts invested in the Funds.

WAYS TO BUY FUND SHARES

A shareholder may purchase Class Y shares for cash on any business day by the two methods described below:

BY WIRE: Prior to an initial investment, obtain an account number and wire transfer instructions by calling 1-800-225-5478 between 8:00 a.m. and 6:00 p.m. (Eastern time). All funds should be transmitted to State Street Bank and Trust Company, ABA #011000028, DDA #99011538 Credit [Fund Name] Class Y shares, Shareholder Name, and Shareholder Account Number.

BY MAIL: For an initial investment, complete the attached application and return it with a check payable to New England Funds, L.P. and mailed to New England Funds, L.P., P.O. Box 8551, Boston, MA 02266-8551. Proceeds of redemptions of Fund shares purchased by check may not be available for up to ten days after the purchase date.

Class Y shares may also be purchased by exchanging securities on deposit with a custodian acceptable to a Fund's adviser or by a combination of such securities and cash. Purchase of shares of the Funds in exchange for securities is subject in each case to the determination by a Fund's adviser or subadviser that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by a Fund's adviser or subadviser in exchange for Fund shares will be valued in the same manner as the Fund's assets (generally the last quoted sales price), as described below under "Determination of Net Asset Value," as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities on deposit with a custodian and acceptable to a Fund's adviser or subadviser should obtain instructions by calling 1-800-225-5478.

A Fund's adviser or subadviser will not approve the acceptance of securities in exchange for shares of a Fund it advises unless (1) a Fund's adviser or subadviser, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions; and (4) the securities have a value which is readily ascertainable (not established by evaluation procedures alone) as evidenced by a listing on the New York Stock Exchange, the American Stock Exchange, NASDAQ or the principal securities exchange of countries in which the Fund may invest. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities (other than shares of other funds in the New England Funds).



General

The purchase price of shares of each Fund is the net asset value next determined after a purchase order is received in good order by New England Funds, L.P. For purposes of calculating the purchase price of Fund shares, a purchase order is considered received by the Fund on the day that it is "in good order" unless it is rejected by the Fund. For a purchase order to be in "good order" on a particular day, the investor's securities must be placed on deposit at a depository acceptable to a Fund's adviser or, in the case of cash investments, Federal funds must be wired to the Fund between 9:00 a.m. and 4:00 p.m. (Eastern Time) or a check for the purchase price of the shares, accompanied by a completed application, must have been received by New England Funds, L.P. before 4:00 p.m. (Eastern Time) on that day. In the case of an order being paid for by exchange of other securities, the deadline for transferring securities to a depository acceptable to the Fund's adviser is 4:00 p.m. (Eastern Time). Orders received after 4:00 p.m. (Eastern Time) will receive the next day's price.

Purchases will be made in full and fractional Class Y shares calculated to three decimal places. The shareholder will receive a statement of Fund shares owned following each transaction. Investors will not receive certificates representing Class Y shares. The Trusts and the Distributor reserve the right at any time to reject a purchase order.

EXCHANGING AMONG NEW ENGLAND FUNDS

A shareholder may exchange investments from the Class Y shares of one series of the Trusts to the Class Y shares of another series of the Trusts or to the Class A shares of New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Money Market Funds").

WAYS TO SELL FUND SHARES

BY TELEPHONE: A shareholder may redeem shares of the Funds on any business day in cash by the two methods described below:

1. Mailed to your address of record - Shares may be redeemed by calling 1-800-225-5478.

2. Wired to your bank account - If you have previously selected the telephone redemption privilege, shares may be redeemed by calling 1-800-225-5478 between 8 a.m. and 6 p.m. (Eastern Time). The proceeds generally will be wired on the next business day to the bank account previously designated on a shareholder's account application. A wire fee (currently $5.00) will be deducted from the proceeds. A telephone redemption request must be received by the close of regular trading on the New York Stock Exchange. If the request is received after that time or on a day when the Exchange is not open for business, the request will be processed on the next business day.

New England Funds, L.P. will employ reasonable procedures to confirm that a shareholder's telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. New England Funds, L.P. will require a form of identification prior to acting upon telephone instructions, will provide shareholders with written confirmations of such transactions and will record a shareholders' instructions.

BY MAIL: A shareholder may also redeem shares at their net asset value next determined after receipt of the request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund, the account number, the exact name in which the shares are registered and the number of shares or the dollar amount to be redeemed and must be signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify the capacity in which they are acting. The signature must be guaranteed by an eligible institution in accordance with procedures established by New England Funds, L.P. Signature guarantees by notaries public are not acceptable.


General

If Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Funds' right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the Investment Company Act of 1940. See
Part II of the Statement.

Payment on redemption will be made as promptly as possible and in any event within seven days after a written request for redemption is received by the Fund in good order. The Trusts may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of the net assets of the Fund, or during any other period permitted by the SEC for the protection of investors.

DETERMINATION OF NET ASSET VALUE

Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, under the supervision of each Trust's board of trustees, determines the value of the total net assets of each Fund as of the close of regular trading (ordinarily 4:00 p.m. Eastern time) each day the Exchange is open. The Boards of Trustees have authorized Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, to delegate certain price determination functions to pricing services or facilities selected by Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund. Securities for which market quotations are readily available are generally valued at market value on the basis of the market quotations. Options, interest rate futures and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchange. All money market instruments with a maturity of more than 60 days are valued at current market value. The value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value, unless conditions indicate otherwise. In all other cases, the value of a Fund's assets is determined in good faith by Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income Fund, or a pricing service selected by Back Bay Advisor or Loomis Sayles, under the supervision of the boards of trustees.

The net asset value per share of each class is determined by dividing the value of each class's net assets (the current U.S. dollar value, in the case of securities prinicpally traded outside the United States) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) by the number of shares of such class outstanding. The public offering price of the Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. The public offering price of Class B, C and Y shares is the net asset value per share.

DIVIDENDS

Each Fund declares dividends and pays them monthly. Each Fund pays as dividends substantially all of its net investment income, including dividends and interest, pays short-term capital gains either periodically throughout the year or once annually and distributes annually all long-term realized capital gains, if any, after applying any available capital loss carryovers. The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a dividend you should be aware that a portion of the purchase price may be returned to you as a taxable dividend.

The Government Securities and Limited Term U.S. Government Funds will each pay monthly income distributions consisting of ordinary income and short-term capital gains.
A shareholder has the option to reinvest all distributions in additional Class Y shares of the Fund in which it has invested, to receive distributions in cash or to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund.

FEDERAL INCOME TAXES

[]     In General
Each Fund intends to qualify as a regulated investment company and thus does not expect to pay any federal income tax on investment income and capital gains distributed. Unless a shareholder is a tax exempt entity, its distributions derived from a Fund's short-term capital gains and ordinary income are taxable as ordinary income. Distributions derived from a Fund's long-term capital gains ("capital gains distributions"), if designated as such by a Fund, are taxable to a shareholder as long-term capital gains, regardless of how long it has owned shares in the Fund.
Both dividends and capital gains distributions are taxable whether distributed to a shareholder in cash or additional shares.

A Fund's transactions in foreign currency-dominated debt securities and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a part or all of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid federal income tax liability.

Dividends derived from interest on U.S. Government securities may be exempt form state and local taxes.
The Trusts intend to advise shareholders of the proportion of each Fund's dividends that are derived from such interest. Before investing in any of the Funds, shareholders should check the consequences of your local and state tax laws, which may be different from the federal tax consequences, and the consequences for any retirement plan offering tax benefits.

To avoid an excise tax, each Fund intends to distribute prior to calendar year end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized in the 12-month period ending December 31 but has not previously distributed. If declared in December to shareholders of record in that month, and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31.

Each Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to a shareholder if that shareholder does not provide a correct, certified taxpayer identification number, if the Fund is notified that the shareholder has underreported income in the past or if the shareholder fails to certify to the Fund that it is not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares redeemed if the shareholder has not provided a correct, certified taxpayer identification number. These back-up withholding rules will not apply to tax-exempt institutions, so long as the Fund is furnished with an appropriate certification.

Annually, shareholders will receive a Form 1099 from the Funds to assist them in reporting the prior calendar year's distributions on their federal income tax returns. Shareholders should consult their tax advisers about any state or local taxes that may apply to such distributions. Shareholders should be sure to keep the Form 1099 as a permanent records. A fee may be charged for any duplicate information requested.

The foregoing is a summary of certain federal income tax consequences of an investment in a Fund. Shareholders should consult a competent tax adviser as to the effect of an investment in a Fund on your particular federal, state and local tax situations.

PERFORMANCE INFORMATION

The Funds may include total return information in advertisements or other written sales material. The Funds will show their average annual total return for the one-, five- and ten-year periods (or the life of the particular Fund, if shorter) through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Funds may also show total return over other periods.

Each Class may also include its yield, accompanied by its total return, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 30-day period by the maximum offering price of a Class share (reduced by any earned income expected to be declared shortly as a dividend) on the last day of the period.

Each Class may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the Class's distributions from net investment income and net short-term capital gains over a recent 12-month, three-month or 30-day period and dividing that amount by the maximum offering price (Class A shares) or the net asset value on the last day of such period. All performance information is based on past performance and does not predict future performance. See Part II of the Statement for more detail. As a result of their lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher investment return than the same Fund's Class A, Class B and Class C shares. For Class A shares, if the sales charge is excluded in calculating the total return, yield or distribution rate, the rate or rates will be higher.

All performance information is based on past results and is not an indication of likely future performance.

ADDITIONAL FACTS ABOUT THE FUNDS

[]The transfer and dividend paying agent for the Funds is New England
  Funds, L.P., 399 Boylston Street, Boston, MA 02116. New England Funds, L.P. has subcontracted certain responsibilities to State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

[]New England Funds Trust II was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Limited Term U.S. Government Fund commended investment operations in 1989. The Adjustable Rate Fund commenced operations in 1991.

[]New England Funds Trust I was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Government Securities Fund represents the original series of shares of shares of New England Funds Trust I. The Bond Income Fund was organized prior to 1985 and conducted investment operations as a separate corporation until its reorganization as series of New England Funds Trust I in January 1987. The Strategic Income Fund commenced operations in 1995.

[]An investor in a Fund acquires freely transferable shares of beneficial interest that entitle the investor to receive dividends as determined by the Trust's trustees and to cast a vote for each share owned at shareholder meetings. Shares of each series of the Trust vote separately from shares of other series of the Trust, except as otherwise required by law. Shares of each class of a Fund vote together, except that only Class A, Class B and Class C shares may vote with respect to the Rule 12b-1 plans that apply to those classes. No Rule 12b-1 plan applies to the Class Y shares of any Fund.

[]Class A, Class B and Class C shares are identical to Class Y shares, except that Class A and Class B shares are subject to a sales load or CDSC, Class A, B and C shares bear a service fee at the annual rate of .25% of average net assets (and in the case of Class B and Class C shares a .75% distribution fee; also Class A shares of the Limited Term U.S. Government Fund bear an additional 0.10% distribution fee) and have separate voting rights in certain circumstances. Class Y bears its own transfer agency and prospectus printing costs. The minimum investment in Class A, Class B and Class C shares is $2,500 (but lower minimums apply to purchases under certain special programs).


  Sales charges for Class A and Class B shares are as follows:

  Class A Shares

  The sales charge imposed on purchases of Class A shares of the Government Securities and Bond Income Funds is 4.50% of investments less than $100,000, 3.50% on investments of $100,000 or more but less than $250,000, 2.50% on investments of $250,000 or more but less than $500,000 and 2.00% on investments more than $500,000 but less than $1,000,000. No sales charge applies at the time of purchase to purchases of $1,000,000 or more, but certain redemptions by such purchasers within one year after purchase are subject to a contingent deferred sales charge ("CDSC") of 1%.

  The sales charge imposed on purchases of Class A shares of the Limited Term U.S. Government and Adjustable Rate Funds is 3.00% of investments less than $100,000, 2.50% on investments of $100,000 or more but less than $250,000, 2.00% on investments more than $250,000 but less than $500,000 and 1.25% on investments more than $500,000 but less than $1,000,000. No sales charge applies at the time of purchase to purchases of $1,000,000 or more, but certain redemptions by such purchasers within one year after purchase are subject to a CDSC of 1%. Also, the Class A shares of the Limited Term U.S. Government Fund are subject to a 0.10% annual distribution fee.

  The sales charge imposed on purchases of Class A Shares of the Adjustable Rate Fund is 1.00% on investments of less than $1,000,000. No sales charge applies at the time of purchase to purchases of $1,000,000 or more, but certain redemptions by such purchasers within one year after purchase are subject to a CDSC.

  Class B Shares

  Class B shares of the Funds are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for 8 years (at which time they automatically convert to Class A shares) and to a CDSC if they are redeemed within 5 years of purchase. The CDSC is 4% on redemptions made within the first year of investment, 3% in the second and third years, 2% in the fourth year and 1% in the fifth year.

  Class C Shares
  Class C shares are offered at net asset value, without an initial sales change or CDSC; are subject to a 0.25% annual service fee and a 0.75% annual distribution fee; and do not convert into another class.

  Class A shares of a Fund may be purchased without paying a sales charge by exchanging (i) Class A shares of any other series of the Trusts or
  (ii) Class A shares of the Money Market Funds acquired through exchanges from any of the series of the Trusts. Class A shares of New England Intermediate Term Tax Free Funds of California and New York (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of the Funds at net asset value only if they have been held for at least six months; otherwise, sales charges apply to the exchange. If you exchange your Class A shares of New England Adjustable Rate U.S. Government Fund (the Adjustable Rate Fund) for shares of another fund that has a higher sales charge , you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the Fund into which you are exchanging. In addition, shares redeemed from any Money Market Fund that were not acquired through exchanges from any series of the Trusts may be redeemed and the proceeds applied directly to the purchase of Class A shares of the Funds at the applicable sales charge.

  Class B shares of a Fund may be purchased by exchanging Class B shares of any other series of the Trusts, Class B shares of the Money Market Funds or Class A shares of the Money Market Funds (which have not been subject to a sales charge). Such exchanges will be made at the next determined net asset value of the shares. The holding period for the purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after the exchange to the Class B shares of series of the Trusts. If the exchange is made to the Class B shares of a Money Market Fund, then the holding period will stop and resume only when an exchange is made back into Class B shares of a series of the Trusts.

  Class C shares of a Fund may be purchased by exchanging Class C shares of any other series of the Trusts which offer Class C shares or Class A shares of the Money Market Funds.

  All exchanges of Class A, B and C shares must be for a minimum of $500 or the total net asset value of the shareholder's account, whichever is less, except that, under an Automatic Exchange Privilege, the minimum is $50.

  Class A, Class B and Class C Fund shares may be purchased by mail, by wire transfer, by automatic investment plan, by electronic purchase through Automated Clearing House (ACH) and by exchange as described above. Class A, Class B and Class C shares may be redeemed by mail and by telephone. Class A shares and Class C shares may also be redeemed under a systematic withdrawal program.

[]The Trusts generally do not hold shareholder meetings and will do so only when required by law. Shareholders may remove the trustees of the Trusts from office by votes cast at a shareholder meeting or by written consent.

[]The Distributor has entered into a selling agreement with investment dealers, including a broker-dealer that is an affiliate of the Distributor, for the sale of the Funds' Class Y Shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Registered representatives of the affiliated broker-dealer are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly owned subsidiary of NEIC. NEIA may receive compensation with respect to certain sales of each Fund's Class Y shares from Back Bay Advisors.

[]The Funds' annual reports contain additional performance information and will be made available upon request and without charge.

[]The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded. See Part II of the Statement for more details.

[]Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in this prospectus that relate to the other Trust. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of both Trusts.


                                APPENDIX A

                           RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. bond ratings:

Aaa, Aa, A -- Bonds which are rated AAA or Aa are judged to be of high quality by all standards and are generally known as high grade bonds.
Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporation bond ratings:

AAA, AA, A -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no income is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.